EXHIBIT 99.1
                                 ------------

        Computational Materials prepared by HSBC Securities (USA) Inc.
            in connection with HSBC Home Equity Loan Trust 2005-1,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-1

                                   [HSBC LOGO]
                           HSBC Finance Corporation
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                             New Issue Term Sheet
                             ---------------------


$918,850,000 (approximate)

HSBC Home Equity Loan Trust 2005-1
Issuer

Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1

HSBC Home Equity Loan Corporation I
Depositor

HSBC Finance Corporation
Master Servicer

June 20, 2005

[HSBC LOGO]
HSBC Securities (USA) Inc.
Lead Manager

[CITIGROUP LOGO] [DEUTSCHE BANK LOGO]
[JP MORGAN LOGO] [MORGAN STANLEY LOGO]







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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                  Disclaimer


The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in this New Issue Term Sheet is preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such prospectus and the prospectus supplement.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.




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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                          Forward Looking Statements


Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.





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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                                       HSBC Home Equity Loan Trust 2005-1

                                                                  Notes

                                                         Exp. WAL
                Approximate                 Day         (Call/Mat)     Exp Prin Win    Exp. Ratings     Delay         ERISA
   Class          Size(1)        Coupon(2)   Count        (3)(4)       (Call/Mat)(3)(4) (Mdy/S&P/F)      Days        Eligible
---------------------------------------------------------------------------------------------------------------------------------
     A         $716,500,000      1 m L+[]   Act/360     2.20/2.37        1-64/1-93      Aaa/AAA/AAA        0           Yes
     M         $202,350,000      1 m L+[]   Act/360     2.20/2.37        1-64/1-93       Aa1/AA/AA         0           Yes
---------------------------------------------------------------------------------------------------------------------------------

Legal Final Maturity: January 20, 2034.


Notes:
------

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.


(2) It is expected that the Notes will be subject to an Available Funds
Cap.

(3) The Notes are priced to a 15% optional clean-up call (as a percentage of the aggregate initial principal amount of the Notes). If the Optional Termination is not exercised, an auction process will begin in the third following month. Starting with the month after the first failed auction, all payments that would normally go to the ownership interest in the Trust will be used to pay down the Notes.

(4) Based on the prepayment Pricing Speed as described below.


                                Pricing Speed

100% PPC:

100% PPC assumes on a seasoning adjusted basis that prepayments start at 0% CPR in month one, increase by approximately 1.3158% each month to 25% CPR in month twenty, and remain at 25% CPR thereafter.






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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                   Contacts

HSBC


ABS Term Origination
----------------------
Rob DiOrio                                     212-525-3651
Managing Director                              rob.diorio@us.hsbc.com
                                               ----------------------
Ted Hsueh                                      212-525-2303
Senior Vice President                          ted.hsueh@us.hsbc.com
                                               ---------------------
Dhruv Narain                                   212-525-2516
Assistant Vice President                       dhruv.narain@us.hsbc.com
                                               ------------------------
Michael P. McCormick                           212-525-3285
Analyst                                        michael.p.mccormick@us.hsbc.com
                                               -------------------------------

ABS Syndicate & Trading
-----------------------
Caroline Morrill                               212-525-3785
Managing Director                              caroline.morrill@us.hsbc.com
                                               ----------------------------
Michael Banchik                                212-525-3399
Senior Vice President                          michael.banchik@us.hsbc.com

ABS Structuring and Analytics
-----------------------------
Cyrus Mohebbi                                  212-525-3781
Managing Director                              cyrus.mohebbi@us.hsbc.com
                                               -------------------------
Dan Costin                                     212-525-3782
Senior Vice President                          dan.costin@us.hsbc.com
                                               ----------------------
Januar Laude                                   212-525-6086
Senior Vice President                          januar.laude@us.hsbc.com
                                               ------------------------
Tsevi Vovor                                    212-525-6098
Vice President                                 tsevi.vovor@us.hsbc.com
                                               -------------------------
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Rating Agencies
Daniel Gringauz                                212-553-4108
Moody's

Scott Mason                                    212-438-2539
S&P

Kei Ishidoya                                   212-908-0238
Fitch
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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                                         Summary of Terms


Issuer:                      HSBC Home Equity Loan Trust 2005-1 (the "Trust")

Sellers:                     Wholly owned subsidiaries of HSBC Finance Corporation, including subsidiaries of Beneficial
                             Corporation

Offered Notes:               Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1 (the "Notes")

Depositor:                   HSBC Home Equity Loan Corporation I

Master Servicer:             HSBC Finance Corporation ("HSBC Finance")

Indenture Trustee:           JPMorgan Chase Bank, N.A.

Administrator:               HSBC Bank USA, N.A.

Owner Trustee:               U.S. Bank Trust National Association

Lead Manager:                HSBC Securities (USA) Inc.

                             (HSBC Securities (USA) Inc. is an affiliate of HSBC Finance Corporation, the Sellers and HSBC
                             Home Equity Loan Corporation I)

Co-Managers:                 Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc.,
                             Morgan Stanley & Co. Incorporated

Expected Pricing Date:       On or about June 21, 2005

Expected Closing Date:       On or about June 28, 2005

Tax Status:                  Subject to the considerations in the Prospectus, the Notes will be debt for federal income tax purposes

ERISA                        Eligibility: The Notes are expected to be ERISA eligible subject to considerations described in the Prospectus and Prospectus Supplement.

SMMEA Eligibility:           The Notes will NOT constitute "mortgage related securities" for purposes of SMMEA

Servicing Fee:               0.50% per annum of the outstanding principal balance of each home equity loan as of the first day of the related Collection Period

Cut-Off Date:                The close of business on June 5, 2005





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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.


                                      6



HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                                   Summary of Terms (Continued)

Home Equity Loans:           There will be 9,102 closed-end, fixed or declining rate, fully amortizing home equity loans with an aggregate principal balance of approximately $1,155,782,291 as of the Cut-Off Date.
                             The home equity loans are secured by first or second liens on one-to-four  family  residential properties.  All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated  according to the simple interest method on the basis of the outstanding  principal  balance of that home equity loan multiplied by the applicable  monthly  interest rate for the number of days in the period elapsed since the preceding payment of interest was made.


                             For collateral statistics please see the "Description of the Cut-Off Date Collateral" below.

Payment Dates:               The 20th of each month, or if such day is not a business day, the next  succeeding  business day, beginning in July 2005.

Accrued Interest:            The price to be paid by  investors  for the Notes  will not  include  accrued  interest  (i.e.
                             settle flat, 0 delay days).

Collection                   Period: The calendar month preceding the month in which such Payment Date occurs, except that with respect to the initial Payment Date, the Collection Period is the period beginning on the
                             Cut-Off Date and ending on June 30, 2005.

Interest                     Accrual Period: The interest accrual period for the Notes with respect to any Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first
                             Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 day count basis).

Payment Delay:               0 days.

Form of Notes:               Book entry form, same day funds (through DTC, and if applicable, Euroclear and Clearstream).





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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.


                                      7



HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                                    Summary of Terms (Continued

Substitution                 Ability: The Master Servicer will have the right to substitute up to 2% of the aggregate pool balance of the home equity loans as of the Cut-Off Date, subject to required eligibility criteria.

Optional Termination/        On the Payment Date immediately following the first Payment Date on which the aggregate
Maturity Date:               principal balance of the Notes is less than 15% of the aggregate principal balance of the
                             Notes on the Closing Date, the Master Servicer will have the option to purchase the remaining home equity loans from the Trust. To the extent that the Master
                             Servicer does not exercise its optional termination right within three months of the
                             Payment Date on which the purchase option could first be exercised, on the following
                             Payment Date the Indenture Trustee will begin an auction process to sell the remaining home equity loans in the Trust. In addition, if the principal and interest due on the Notes is not paid in full by the Payment Date in June 2015, the Indenture
                             Trustee immediately will begin an auction process for the sale of the remaining home equity loans. On each Payment Date subsequent to the earlier of (i) the date on which the first auction conducted in connection with the 15% optional termination outlined above is not successful and (ii) the June 2015 Payment Date, all payments that would normally be distributed to the ownership interest in the Trust will be used to pay down the Notes. Generally, at the time the home equity loans are sold, the outstanding principal balance of the Class A and Class M Notes will be paid in full with accrued interest and any Class A and Class M Supplemental Interest Amount. However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of all of the Notes in the aggregate), the home equity loans remaining in the trust after the
                             Payment Date in June 2015 may be sold for less than the full outstanding principal balance of, and accrued interest and any Supplemental Interest Amount on, the Class A and Class M
                             Notes.

Monthly Master Servicer      The Master Servicer will not make advances relating to delinquent payments of principal and
Advances:                    interest with respect to any home equity loan included in the home equity pool.

Prospectus:                  The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement
                             (together, the "Prospectus"). Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing  in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the
                             Prospectus.

                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                             CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES.






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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.


                                      8



HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)

                                                        Credit Enhancement

Credit Enhancement:  1)  Excess Interest: Because more interest is expected to be paid by the borrowers than is necessary to pay interest on the Notes and other expenses of the Trust each month, there is expected to be excess interest which may be used to make additional payments of principal on the Notes.

                     2)  Overcollateralization: The excess of the principal balance of the home equity loans over the outstanding principal balance of the Class A and Class M Notes represents overcollateralization which will be applied to absorb some losses on the home equity loans to the extent not covered by Excess Interest. The overcollateralization will be represented by the equity certificate of the Trust, which will initially be held by the Depositor. The Excess Interest described above will be distributed to the Class A and Class M
                         Notes as principal if the Overcollateralization Amount is below the required level. This will reduce the principal balance of the Class A and Class M Notes faster than the principal balance of the home equity loans until the Targeted Overcollateralization Amount is reached. As of the Closing Date, the
                         Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount.

                     3)  Subordination: If the funds available to pay scheduled interest on the Notes are insufficient to fully pay all interest then due, payments of interest on the Class A Notes will be paid before payments of interest on the Class M Notes. Similarly, if the funds available to pay scheduled payments of principal on the Notes are insufficient to fully pay all principal then due, payments of principal on the Class A Notes will be paid before payments of principal on the Class M Notes.


Stepdown Date:       The later to occur of (x) the Payment Date in July 2008 and (y) the first Payment Date on which the aggregate pool balance of the home equity loans has been reduced to 50.00% of the aggregate pool balance of the home equity loans as of the Cut-Off Date.





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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.


                                      9



HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                                  Credit Enhancement (Continued)

Initial                     On the Closing Date, the Overcollateralization Amount will be equal to approximately 20.50% of the
Overcollateralization       aggregate principal balance of the home equity loans as of the Cut-Off Date, which is the Targeted
Amount:                     Overcollateralization Amount as of the Closing Date.

Targeted                    With respect to any Payment Date (x) prior to the Stepdown Date, an amount equal to 20.50% of
Overcollateralization       the aggregate principal balance of the home equity loans as of the Cut-Off Date, and (y) on and after
Amount:                     the Stepdown Date and on which a Trigger Event is not in effect, the greater of (i) 41.00% of the aggregate principal balance of the home equity loans as of the last day of the related Collection
                            Period and (ii) 1.00% of the aggregate principal balance of the home equity loans as of the Cut-Off
                            Date. If a Trigger Event is in effect on any Payment Date on or after the Stepdown Date, the Targeted
                            Overcollateralization Amount for such Payment Date shall be equal to the Targeted
                            Overcollateralization Amount for the immediately preceding Payment Date.

                            In the event that the Targeted Overcollateralization Amount is permitted to decrease, or "step down"
                            on a Payment Date in the future, a portion of the principal collections to be distributed on that
                            Payment Date will be paid to the holder of the ownership interest in the Trust. This has the effect of decelerating the amortization of the Notes relative to the amortization of the home equity loans, and of reducing the Overcollateralization Amount.

Interim                     With respect to any Payment Date, the excess, if any, of the aggregate principal balance of the
Overcollateralization       home equity loans as of the last day of the related Collection Period over (i) the aggregate principal
Amount:                     balance of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less (ii) the sum of (a) the principal collections received during such Collection
                            Period (b) the Additional Principal Reduction Amount for such Payment Date and (c) the Principal Carry
                            Forward Amount for each class of Notes for such Payment Date.

Interim                     With respect to any Payment Date, the excess, if any, of the Targeted Overcollateralization
Overcollateralization       Amount over the Interim Overcollateralization Amount.
Deficiency:

Overcollateralization       With respect to any Payment Date, the excess, if any, of (x) the aggregate principal balance of the
Amount:                     home equity loans as of the last day of the related Collection Period over (y) the principal amount of the Class A and Class M Notes (after taking into account any payments of principal on such Payment
                            Date).





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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.


                                      10



HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                                  Credit Enhancement (Continued)

Overcollateralization            With respect to any Payment Date, the amount (but not in excess of the principal collections
Release Amount                   received during the related Collection Period) equal to the excess, if any, of (i) the
                                 Interim Overcollateralization Amount for such Payment Date over (ii) the Targeted
                                 Overcollateralization Amount for such Payment Date.

Trigger Event:                   Will be in effect on any Payment Date on or after the Stepdown Date on which either (i) the three month rolling average of the Two Payment Plus Delinquency Percentage for such Payment
                                 Date equals or exceeds 11.50%, or (ii) the Cumulative Loss Percentage for such Payment Date exceeds the percentage for such Payment Date as described below.

Two Payment Plus Delinquency     As to any Collection Period, a fraction, expressed as a percentage, the numerator of
Percentage:                      which is equal to the aggregate of the principal balances of all home equity loans that are two (2) or more payments contractually delinquent, including those home equity loans in bankruptcy, foreclosure or REO, and the denominator of which is the aggregate principal balance of the home equity loans as of the end of such Collection Period.

Cumulative Loss Percentage:      With respect to any Payment Date on or after the Stepdown Date, a Trigger Event will be in effect if the Cumulative Loss Percentage exceeds the values defined below:


                                             Payment Dates                         Cumulative Loss Percentage
                                             -------------                           --------------------------

                                       July 2008 - June 2009                                    11.25%

                                       July 2009 - June 2010                                    15.75%

                                       July 2010 - June 2011                                    18.75%

                                       July 2011 and thereafter                                 19.75%





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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.


                                      11



HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)

                                                        Pass Through Rates

Note Rate:                    Each class of Notes will accrue interest during each Interest Accrual Period at a variable rate per annum equal to the lesser of (i) the Formula Rate for such class and Interest Accrual Period and (ii)
                              the Available Funds Cap for the related Payment Date.

Formula Rate:                 With respect to each class of Notes and any Interest Accrual Period, a per annum rate equal to the sum of (a) One-Month LIBOR for such Interest Accrual Period and (b) the applicable note margin for such class and Interest Accrual Period.

Available Funds Cap:          With respect to any Payment Date, a per annum rate equal to the product of (x) the weighted average of the net loan rates of the home equity loans, in each case outstanding as of the first day of the related Collection Period, and (y) a fraction the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual Period.

Current Interest:             With respect to any Payment Date and each class of Notes, an amount equal to interest accrued during the related Interest Accrual Period on the principal amount of such class of Notes immediately prior to the Payment Date at the applicable Note Rate.

Supplemental Interest         With respect to any Payment Date and each class of Notes, the sum of (i) the excess, if any, of
Amount:                       interest accrued on such class of Notes during the related Interest Accrual Period at the applicable
                              Formula Rate over interest due on such class of Notes at the applicable Note Rate; (ii) any
                              Supplemental Interest Amount for such class remaining unpaid from prior Payment Dates; and (iii)
                              interest on the amount in clause (ii) at the applicable Formula Rate.

Interest Carry Forward        As to each class of Notes and any Payment Date, the sum of (x) the amount, if any, by which (i) the
Amount:                       sum of the Current Interest and the Interest Carry Forward Amount for such class of Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments in respect of such amounts made to such class of Notes on such preceding Payment Date plus (y) interest on such amount calculated for the related Interest Accrual Period at the related Note Rate.






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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.


                                      12



HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                                       Addition Definitions

Available Payment Amount:     The sum of (a) principal and net interest collections received on the home equity loans during the related Collection Period only and (b) any amounts required to be paid in connection with the termination of the Trust. With respect to (i) any Payment Date prior to the June 2006 Payment Date where an affiliate of HSBC Finance is not the Master Servicer and
                              (ii) any Payment Date on or after the June 2006 Payment Date, net interest collections will not be net of the Servicing Fee, and the Servicing Fee will be paid out of the Available
                              Payment Amount as described below under "Principal and Interest Distributions". With respect to any Payment Date on or after the June 2006 Payment Date, net interest collections will be net of the Servicing Fee and the Servicing Fee will be paid to the Master Servicer prior to payments to noteholders of the Available Payment Amount.

Principal Payment Amount:     As to any Payment Date, (a) the principal collections received on the home equity loans during the related Collection Period for such Payment Date minus (b) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the
                              Overcollateralization Release Amount, if any.

Additional Principal          As to any Payment Date, the aggregate outstanding principal balance of the home equity loans as of
Reduction Amount:             the first day of the related Collection Period less the sum of (x) the aggregate principal balance of the home equity loans as of the last day of the related Collection Period and (y) the principal collections received on the home equity loans during the related Collection Period.

Principal Carry Forward       As to each class of Notes and any Payment Date, the amount, if any, by which (i) the Principal Carry
Amount:                       Forward Amount, Principal Payment Amount and Additional Principal Reduction Amount payable to such class of Notes, as of the preceding Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such class in respect of such amounts on such prior Payment Date.

Extra Principal Payment       The lesser of (i) the Monthly Excess Cashflow and (ii) the Interim Overcollateralization Deficiency.
Amount:

Monthly Excess Cashflow:      With respect to any Payment Date, the excess, if any, of (i) net interest collections received during the related Collection Period over (ii) the sum of (x) the Current Interest plus the Interest
                              Carry Forward Amount for each class of Notes for such Payment Date, (y) the Additional Principal
                              Reduction Amount for such Payment Date and (z) the Principal Carry Forward Amount for each class of
                              Notes for such Payment Date.






------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                 [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)



                      Principal and Interest Disributions

On each Payment Date, the Administrator shall pay amounts on deposit in the collection account, to the extent of the Available Payment Amount, in the following amounts and order of priority:

(i) To the holders of the Class A Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(ii) To the holders of the Class M Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(iii) To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately 77.977907167% of the Principal Payment Amount for such Payment Date;

(iv) To the Class A Notes, the Principal Carry Forward Amount with respect to the Class A Notes for such Payment Date;

(v) To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately 77.977907167% of the Additional Principal Reduction Amount for such Payment Date;

(vi) To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately 22.022092833% of the Principal Payment Amount for such Payment Date;

(vii) To the Class M Notes, the Principal Carry Forward Amount with respect to the Class M Notes for such Payment Date;

(viii) To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately 22.022092833% of the Additional Principal Reduction Amount for such Payment Date;

(ix) Concurrently, to each class of the Notes until the principal balance of each class of Notes has been reduced to zero, approximately 77.977907167% of the Extra Principal Payment Amount for such Payment Date to the Class A Notes and approximately 22.022092833% of the Extra Principal Payment Amount for such Payment Date to the Class M Notes;

(x) To each class of Notes, pro rata based on unpaid Supplemental Interest Amounts, the outstanding Class A Supplemental Interest Amount and Class M Supplemental Interest Amount for such Payment Date;

(xi) To the Owner Trustee on behalf of the Trust, an amount sufficient to pay any judgment or settlement affecting the Trust;

(xii) To the Master Servicer, accrued and unpaid Servicing Fees for each Collection Period during which HSBC Finance or one of its affiliates is the Master Servicer before and including the May 2006 Collection Period; and

(xiii) To the holder of the ownership interest in the Trust, any remaining Available Payment Amount, subject to certain limitations.







------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)



                                                      Note Summary (To Call)

Class A
PPC                                            0%          50%         75%        100%         125%        150%         200%
  Average Life (Years)                        8.77        4.34        2.99        2.20         1.47        1.18         0.83
  First Principal Payment Date              07/20/05    07/20/05    07/20/05    07/20/05     07/20/05    07/20/05     07/20/05
  Last Principal Payment Date               06/20/15    06/20/15    07/20/12    10/20/10     06/20/08    11/20/07     03/20/07
  Principal Payment Window (Months)            120         120         85          64           36          29           21

Class M
PPC                                            0%          50%         75%        100%         125%        150%         200%
  Average Life (Years)                        8.77        4.34        2.99        2.20         1.47        1.18         0.83
  First Principal Payment Date              07/20/05    07/20/05    07/20/05    07/20/05     07/20/05    07/20/05     07/20/05
  Last Principal Payment Date               06/20/15    06/20/15    07/20/12    10/20/10     06/20/08    11/20/07     03/20/07
  Principal Payment Window (Months)            120         120         85          64           36          29           21

---------------------------------------------------------------------------------------------------------------------------------

                                                      Note Summary (To Maturity)

Class A
PPC                                            0%          50%         75%        100%         125%        150%         200%
  Average Life (Years)                        11.60       4.57        3.20        2.37         1.56        1.24         0.86
  First Principal Payment Date              07/20/05    07/20/05    07/20/05    07/20/05     07/20/05    07/20/05     07/20/05
  Last Principal Payment Date               01/20/23     8/20/18     6/20/15    03/20/13     09/20/09    09/20/08     09/20/07
  Principal Payment Window (Months)            211         158         120         93           51          39           27

Class M
PPC                                            0%          50%         75%        100%         125%        150%         200%
  Average Life (Years)                        11.60       4.57        3.20        2.37         1.56        1.24         0.86
  First Principal Payment Date              07/20/05    07/20/05    07/20/05    07/20/05     07/20/05    07/20/05     07/20/05
  Last Principal Payment Date               01/20/23     8/20/18     6/20/15    03/20/13     09/20/09    09/20/08     09/20/07
  Principal Payment Window (Months)            211         158         120         93           51          39           27

---------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                                  Available Funds Cap(1)


               Payment      Class A    Class M               Payment     Class A     Class M
   Period      Date         Cap(2)     Cap(2)    Period     Date        Cap (2)      Cap (2)
------------------------------------------------------------------------------------------------
      1        7/20/2005    13.98      14.03        35       5/20/2008    14.85       14.97
      2        8/20/2005     9.99      10.02        36       6/20/2008    14.73       14.85
      3        9/20/2005    10.06      10.09        37       7/20/2008    77.40       78.57
      4       10/20/2005    10.47      10.50        38       8/20/2008    73.04       74.15
      5       11/20/2005    10.20      10.24        39       9/20/2008    71.23       72.31
      6       12/20/2005    10.62      10.66        40      10/20/2008    71.77       72.86
      7        1/20/2006    10.36      10.39        41      11/20/2008    67.72       68.75
      8        2/20/2006    10.44      10.48        42      12/20/2008    68.24       69.28
      9        3/20/2006    11.66      11.70        43       1/20/2009    64.39       65.38
     10        4/20/2006    10.62      10.66        44       2/20/2009    42.25       42.86
     11        5/20/2006    11.07      11.11        45       3/20/2009    36.48       36.97
     12        6/20/2006    10.81      10.86        46       4/20/2009    32.96       33.41
     13        7/20/2006    10.59      10.63        47       5/20/2009    34.07       34.54
     14        8/20/2006    10.35      10.39        48       6/20/2009    32.98       33.44
     15        9/20/2006    10.45      10.50        49       7/20/2009    34.09       34.56
     16       10/20/2006    10.92      10.97        50       8/20/2009    33.01       33.46
     17       11/20/2006    10.68      10.73        51       9/20/2009    33.02       33.48
     18       12/20/2006    11.17      11.22        52      10/20/2009    34.13       34.61
     19        1/20/2007    10.93      10.99        53      11/20/2009    33.04       33.51
     20        2/20/2007    11.07      11.12        54      12/20/2009    34.16       34.64
     21        3/20/2007    12.41      12.48        55       1/20/2010    33.07       33.54
     22        4/20/2007    11.36      11.42        56       2/20/2010    33.08       33.55
     23        5/20/2007    11.90      11.97        57       3/20/2010    36.64       37.16
     24        6/20/2007    11.69      11.75        58       4/20/2010    33.10       33.58
     25        7/20/2007    12.26      12.33        59       5/20/2010    34.22       34.72
     26        8/20/2007    12.05      12.12        60       6/20/2010    33.13       33.61
     27        9/20/2007    12.25      12.32        61       7/20/2010    34.25       34.75
     28       10/20/2007    12.87      12.95        62       8/20/2010    33.15       33.64
     29       11/20/2007    12.68      12.76        63       9/20/2010    33.17       33.66
     30       12/20/2007    13.35      13.44        64      10/20/2010    34.29       34.80
     31        1/20/2008    13.17      13.26
     32        2/20/2008    13.44      13.54
     33        3/20/2008    14.67      14.78
     34        4/20/2008    14.04      14.15

------------------------------------------------------------------------------------------------


1) Assumes that 1-month LIBOR instantaneously increases to 20.00% and run at the pricing speed.

2) Includes Supplemental Interest Amounts.






------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                 [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)



           Delinquency and Loss Experience of the Master Servicer's
                     Closed End Home Equity Loan Portfolio


The information presented below summarizes the delinquency and loss experience for all closed-end home equity loans originated by the United States consumer lending business of HSBC Finance, including loans purchased with servicing performed by HSBC Finance and its subsidiaries that were originated through a sourcing relationship, real estate acquired through foreclosures, and the retail operations of Beneficial Corporation, a subsidiary of HSBC Finance. The policies and practices described below are those of HSBC Finance's consumer lending business with respect to home equity loans.

HSBC Finance determines the delinquency status of a home equity loan on the basis of contractual delinquency, which is a method of determining delinquency status based on the status of payments due under the home equity loan. HSBC Finance determines the delinquency status of a home equity loan at the end of each month based on the home equity loan's delinquency status as of its most recent cycle date. A home equity loan's cycle date is generally six to nine days after its due date. The delinquency status of a home equity loan may be affected by HSBC Finance's account management policies and practices for the collection of home equity loans in its consumer lending portfolio as described below. Under these policies and practices, HSBC Finance may treat a home equity loan as current based upon indicia or criteria that in its judgment evidence a probability of continued payment. These policies and procedures are designed to maintain and improve borrower relationships, to maximize collections and to avoid foreclosure if reasonably possible.

HSBC Finance's primary account management practice that resets the delinquency status of a home equity loan to contractually current is referred to as a "restructure". Restructuring is used in situations where a delinquent borrower is in a position to resume making payments but may not have sufficient funds to pay all past due amounts. A restructure does not change the maturity date of the home equity loan but does require the borrower to pay all amounts due on or before the maturity date. "Hardship restructures" or "workout restructures" are situations in which the payment and/or interest rate may be modified on a temporary or permanent basis.

The fact that restructure criteria may be met for a particular home equity loan does not require HSBC Finance to restructure that loan, and the extent to which HSBC Finance restructures home equity loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time. The application of this practice is subject to complexities, variations and changes from time to time. These policies and practices are continually under review and assessment to assure that they meet the goals outlined above, and consequently, HSBC Finance will modify or permit exceptions to these general policies and practices from time to time. In addition, exceptions to these policies and practices may be made in specific situations in response to legal or regulatory agreements or orders. When comparing delinquency and loss experience in different periods, the fact that HSBC Finance's restructure policies and practices will change over time and that exceptions are made to those policies and practices, should be taken into account.






------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                 [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)



           Delinquency and Loss Experience of the Master Servicer's
               Closed End Home Equity Loan Portfolio (Continued)


In the third quarter of 2003, HSBC Finance implemented certain changes to its restructure policies and practices that generally apply to loans originated after January 1, 2003. These policies and practices to be effective for loans originated after January 1, 2003 are:

     o home equity loans may be restructured upon receipt of two qualifying payments within the 60 days preceding the restructure;
     o home equity loans will be limited to four restructures in a rolling 60 month period;
     o home equity loans will generally not be eligible for restructure until nine months after origination;
     o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
     o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
     o except for bankruptcy reaffirmation and filed Chapter 13 plans, a home equity loan will generally not be restructured more than once in a 12 month period;
     o borrowers who have been affected by a disaster may be allowed to skip a payment; and
     o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured upon receipt of one qualifying payment.

Home equity loans originated prior to January 1, 2003 will generally be subject to restructure policies and practices that differ from those summarized above. The policies and practices applicable to those loans are summarized below:

     o home equity loans may be restructured upon receipt of two qualifying payments within 60 days; however, home equity loans whose borrowers are in workout, disaster or strike situations may be restructured upon receipt of one payment or no payments;
     o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
     o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
     o except for bankruptcy reaffirmation and filed Chapter 13 plans, agreed automatic withdrawal or workout/disaster/strike situations, home equity loans are generally limited to one restructure every 12 months;
     o home equity loans generally are not eligible for restructure until six months after origination; and
     o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured with one qualifying payment.






------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                 [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)





           Delinquency and Loss Experience of the Master Servicer's
               Closed End Home Equity Loan Portfolio (Continued)


In addition to restructuring home equity loans, in limited situations HSBC Finance may enter into a rewrite with a borrower. HSBC Finance enters into rewrites to manage borrower relationships, maximize collections and avoid foreclosure if reasonably possible. In a rewrite, a new home equity loan is written for a borrower whose home equity loan is delinquent, and the proceeds of the new home equity loan are applied to prepay the delinquent home equity loan in full. The new home equity loan will be treated as contractually current and will not be reflected in delinquency statistics, and will not be substituted or otherwise added to the trust.

Delinquency and loss experience of closed end home equity loans purchased from other lenders, including through correspondent and wholesale operations, are excluded from the following tables. The tables also exclude information for HSBC Finance's revolving home equity loans and adjustable rate home equity loans. With respect to home equity loans, HSBC Finance's general policy is to initiate foreclosure on the mortgaged property only after the home equity loan is more than two months delinquent, any notices required by law have been sent to the borrower and the foreclosure is authorized by management. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, HSBC Finance may elect not to commence foreclosure if
(1) the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period (see related discussion above) or (2) there is no economic benefit from the pursuit of foreclosure taking into account the expected costs of foreclosure and property restoration and management. HSBC Finance's policy with respect to charged-off amounts is generally to recognize losses on past due accounts when HSBC Finance takes title to the property in foreclosure proceedings or a settlement with the borrower is reached. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the home equity loans will be similar to that described on the following pages.





------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                 [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)



           Delinquency and Loss Experience of the Master Servicer's
               Closed End Home Equity Loan Portfolio (Continued)

HSBC Finance Consumer Lending Closed-End Home Equity Loan Delinquency Experience

                            At March 31,                                     At December 31,
                        --------------------------------------------------------------------------------------------------------
                                    2005              2004             2003              2002             2001              2000
                        --------------------------------------------------------------------------------------------------------

Number of home equity            302,859           298,002          281,297           285,654          255,118           207,828
loans managed

Aggregate principal
balance of
home equity loans        $30,168,314,236   $29,099,166,238  $25,128,592,340   $23,095,352,687  $19,327,020,694   $13,520,396,079
managed

Contractually delinquent
principal balances of the
home equity loans managed:

One payment past due        $614,372,456      $735,834,889     $723,798,204      $751,973,652     $551,652,745      $422,286,344

Two payments past due       $118,892,883      $148,332,016     $151,709,503      $168,040,461      $86,227,538       $50,625,989

Three or more               $766,506,048      $828,478,253     $940,458,464      $666,674,276     $433,046,224      $294,647,865
payments past due

Principal balance of
home equity loans
managed three or more
payments past due as
a percentage of the
aggregate principal
balance of the home                2.54%             2.85%            3.74%             2.89%            2.24%             2.18%
equity loans managed
--------------------------------------------------------------------------------------------------------------------------------

In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse and
"contractually delinquent principal balances of the home equity loans managed" includes REO Home Equity Loans.








------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                 [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)




           Delinquency and Loss Experience of the Master Servicer's
               Closed End Home Equity Loan Portfolio (Continued)


HSBC Finance Consumer Lending Closed-End Home Equity Loan Loss Experience
                           At or for the
                            period ended
                               March 31,                         At or for the period ended December 31,
                        ---------------------------------------------------------------------------------------------------------
                                    2005              2004             2003              2002             2001              2000
                        ---------------------------------------------------------------------------------------------------------
Number of home equity            302,859           298,002          281,297           285,654          255,118           207,828
loans managed

Average principal
balance of home
equity
loans managed            $29,707,691,808   $27,184,471,712  $24,187,891,026   $21,906,970,326  $16,299,225,561   $11,227,917,100

Gross charge-offs            $69,195,209      $308,362,099     $257,590,393      $164,485,887      $81,677,475       $67,740,620

REO expense                  $17,991,736       $98,414,500      $78,496,211       $49,507,984      $39,026,156       $32,757,512

Ratio of gross
charge-offs to                    0.93%*             1.13%            1.06%             0.75%            0.50%             0.60%
average balance

Ratio of gross
charge-offs and REO
expense to average
balance                           1.17%*             1.50%            1.39%             0.98%            0.74%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
*Annualized

In the foregoing tables, "home equity loans managed" includes home equity loans owned and serviced with limited recourse and "average principal balance of the home equity loans managed" is the average of the monthly average principal balances. "Gross charge-offs" is the loss recognized (a) upon settlement with the borrower for less than the entire amount due, and (b) upon writedown to the net realizable value of a property when HSBC Finance or a subsidiary acquires title to the property. Expenses incurred in foreclosing upon, maintaining or selling the property, additional losses taken upon decline of the property's net value or any gain or loss on sale of the underlying property are reflected separately above as "REO expense." Prior to 2004, REO expense generally included up to 120 days of accrued and unpaid interest on REO loans. The loss statistics for 2004 have been compiled using refined assumptions and estimates. When comparing loss statistics from different periods, the fact that HSBC Finance loss policies and practices will change over time should be taken into account.








------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                 [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                           Restructuring Experience of the Master Servicer's Closed End Home Equity Loan
                                                             Portfolio

----------------------------------------------------------------------------------------------------------------------------------
HSBC Finance Consumer Lending Closed-End Home Equity Loan Restructure Experience

                                                   -------------------------------------------------------------------------------
                                                         At March 31, 2005                             At December 31, 2004
                                                       (Dollars in Millions)                           (Dollars in Millions)
                                                   -------------------------------------------------------------------------------
Aggregate principal balance of home equity loans:
Never Restructured                                         $25,514        84.6%                          $24,429          84.0%

Restructured
  Restructured in last 6 months                             $1,668         5.5%                           $1,692           5.8%
  Restructured in last 7 - 12 months                        $1,205         4.0%                           $1,172           4.0%
  Restructured over 12 months ago                           $1,782         5.9%                           $1,806           6.2%

Total Ever Restructured                                     $4,654        15.4%                           $4,670          16.0%

Total (see footnote below)                                 $30,168       100.0%                          $29,099         100.0%

The foregoing table summarizes approximate restructure statistics for all closed-end home equity loans originated by the United States consumer lending business of HSBC Finance Consumer Lending, excluding all adjustable rate loans, loans purchased from other lenders, including through correspondent and wholesale operations.






------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


                    Deposition of the Cut-Off Date Collateral


Summary
----------------------------------------------------------------------------------------------------
      Cut-Off Date Loan Principal Balance                                            $1,155,782,291
      Aggregate Number of Loans                                                               9,102
      Average Original Loan Principal Balance                                              $131,467
      Average Cut-Off Date Loan Principal Balance                                          $126,981
      Weighted Average Original Combined LTV                                                 98.86%
      Weighted Average Interest Rate                                                         8.160%
      Weighted Average Remaining Term to Stated Maturity (months)                               301
      Weighted Average FICO Credit Score                                                        616
      Product Type -- Fixed Rate                                                         100.00%
      Fully Amortizing Mortgage Loans                                                    100.00%
      Lien Priority -- First                                                              96.47%
                    -- Second                                                              3.53%
      Occupancy Type -- Primary                                                          100.00%
      Geographical Distribution
       - FL                                                                                8.81%
       - NY                                                                                8.27%
       - PA                                                                                7.69%
      Number of States                                                                        42
      Loans with Prepayment Penalties                                                     69.91%
----------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


Original Principal Balances

                                                                                                             % of Aggregate
                                                                       Principal Balance                  Principal Balance
         Range of Original                       Number                Outstanding as of              Outstanding as of the
         Principal Balances ($)                 of Loans               the Cut-Off Date                        Cut-Off Date
  -------------------------------------------------------------------------------------------------------------------------------
         Up to 50,000.00                            802                    $   25,619,941                             2.22%
         50,000.01  -  100,000.00                 2,762                       209,824,697                            18.15
         100,000.01  - 150,000.00                 2,671                       320,307,401                            27.71
         150,000.01  - 200,000.00                 1,549                       259,465,615                            22.45
         200,000.01  - 250,000.00                   686                       147,211,463                            12.74
         250,000.01  - 300,000.00                   341                        90,279,553                             7.81
         300,000.01 and above                       291                       103,073,620                             8.92
  -------------------------------------------------------------------------------------------------------------------------------
         Total                                    9,102                    $1,155,782,291                          100.00%
  -------------------------------------------------------------------------------------------------------------------------------
         Note: numbers may not add up to total due to rounding

                Average Original Principal Balance: $131,467
                Minimum Original Principal Balance: $10,510
                Maximum Original Principal Balance: $590,210






Current Principal Balances

                                                                                                           % of Aggregate
                                                                       Principal Balance                Principal Balance
      Range of Current                           Number                Outstanding as of            Outstanding as of the
      Principal Balances ($)                    of Loans               the Cut-Off Date                      Cut-Off Date
--------------------------------------------------------------------------------------------------------------------------------
      Up to 50,000.00                                896                   $   30,064,294                            2.60%
      50,000.01  -  100,000.00                     2,884                      226,299,078                           19.58
      100,000.01  - 150,000.00                     2,642                      326,627,264                           28.26
      150,000.01  - 200,000.00                     1,482                      255,725,969                           22.13
      200,000.01  - 250,000.00                       632                      139,934,168                           12.11
      250,000.01  - 300,000.00                       311                       84,701,743                            7.33
      300,000.01 and above                           255                       92,429,776                            8.00
--------------------------------------------------------------------------------------------------------------------------------
      Total                                        9,102                   $1,155,782,291                          100.00%
--------------------------------------------------------------------------------------------------------------------------------
      Note: numbers may not add up to total due to rounding

        Average Current Principal Balance: $126,981
        Minimum Current Principal Balance: $8,238
        Maximum Current Principal Balance: $582,543







------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


Current Interest Rates

                                                                                  % of Aggregate
                                                  Principal Balance            Principal Balance
       Range of Current            Number         Outstanding as of        Outstanding as of the
       Interest Rates (%)         of Loans        the Cut-Off Date                  Cut-Off Date
 -------------------------------------------------------------------------------------------------------
        7.000  -   7.999            4,601            $   708,434,848                        61.29%
        8.000  -   8.999            2,344                294,068,172                        25.44
        9.000  -   9.999            1,037                 97,487,383                         8.43
       10.000  -  10.999              446                 26,686,566                         2.31
       11.000  -  11.999              305                 15,399,451                         1.33
       12.000  -  12.999              254                  9,779,107                         0.85
       13.000  -  13.999               96                  3,339,247                         0.29
       14.000  -  14.999               18                    572,073                         0.05
       15.000  -  15.999                1                     15,444                         0.00
 -------------------------------------------------------------------------------------------------------
       Total                        9,102            $ 1,155,782,291                       100.00%
 -------------------------------------------------------------------------------------------------------
       Note: numbers may not add up to total due to rounding

          Weighted Average Interest Rate:          8.160%
          Minimum Interest Rate:                   7.000%
          Maximum Interest Rate:                  15.460%








------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)



Original Combined Loan-to-Value Ratio

                                                                                        % of Aggregate
                                                         Principal Balance            Principal Balance
       Range of Original Combined         Number         Outstanding as of        Outstanding as of the
       Loan-to-Value Ratio (%)           of Loans         the Cut-Off Date                 Cut-Off Date
---------------------------------------------------------------------------------------------------------------
        0.00  -  30.00                         30             $    1,741,229                      0.15%
       30.01  -  40.00                         45                  3,094,337                      0.27
       40.01  -  50.00                         75                  6,397,009                      0.55
       50.01  -  60.00                        104                 10,305,702                      0.89
       60.01  -  70.00                        184                 16,558,595                      1.43
       70.01  -  80.00                        301                 30,761,548                      2.66
       80.01  -  90.00                        677                 79,277,820                      6.86
       90.01  - 100.00                      1,785                235,770,404                     20.40
       100.01 - 110.00                      5,901                771,875,647                     66.78
---------------------------------------------------------------------------------------------------------------
       Total                                9,102             $1,155,782,291                    100.00%
---------------------------------------------------------------------------------------------------------------
       Note: numbers may not add up to total due to rounding

          Weighted Average Original Combined Loan-to-Value Ratio:         98.86%
          Minimum Original Combined Loan-to-Value Ratio:                  11.61%
          Maximum Original Combined Loan-to-Value Ratio:                 109.51%






------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


Geographic Distribution

                                                                                 % of Aggregate
                                                Principal Balance             Principal Balance
                                Number          Outstanding as of         Outstanding as of the
     State                    of Loans           the Cut-Off Date                  Cut-Off Date
-------------------------------------------------------------------------------------------------------
     Florida                       812           $     101,877,477                          8.81%
     New York                      729                  95,621,280                          8.27
     Pennsylvania                  772                  88,884,980                          7.69
     Ohio                          711                  78,353,396                          6.78
     California                    452                  72,505,211                          6.27
     Virginia                      474                  63,959,237                          5.53
     Michigan                      372                  47,888,899                          4.14
     Missouri                      452                  47,786,090                          4.13
     Washington                    257                  40,876,971                          3.54
     Georgia                       345                  39,730,963                          3.44
     Maryland                      231                  37,904,465                          3.28
     New Jersey                    214                  37,302,924                          3.23
     Indiana                       310                  31,470,323                          2.72
     Minnesota                     147                  26,318,773                          2.28
     Wisconsin                     191                  25,534,444                          2.21
     Massachusetts                 171                  24,842,903                          2.15
     Arizona                       180                  23,730,998                          2.05
     Connecticut                   165                  23,257,792                          2.01
     Tennessee                     200                  21,689,144                          1.88
     Oklahoma                      239                  20,946,483                          1.81
     Oregon                        123                  18,617,292                          1.61
     Colorado                      124                  18,066,659                          1.56
     Alabama                       167                  16,799,500                          1.45
     South Carolina                148                  15,797,303                          1.37
     Louisiana                     141                  14,831,591                          1.28
     New Hampshire                  97                  14,331,228                          1.24
     Idaho                         107                  11,998,574                          1.04
     Delaware                       86                  11,744,559                          1.02
     Utah                           81                  11,343,301                          0.98
     Hawaii                         54                  11,238,345                          0.97
     New Mexico                     93                  10,406,292                          0.90
     Nebraska                       99                   9,891,179                          0.86
     Iowa                           69                   6,692,463                          0.58
     Montana                        55                   6,103,475                          0.53
     Maine                          43                   5,688,990                          0.49
     Wyoming                        40                   4,586,293                          0.40
     Nevada                         27                   4,562,578                          0.39
     West Virginia                  44                   4,249,979                          0.37
     South Dakota                   39                   3,879,383                          0.34
     Rhode Island                   17                   2,233,694                          0.19
     Kentucky                       17                   1,126,107                          0.10
     Vermont                         7                   1,110,756                          0.10
-------------------------------------------------------------------------------------------------------
     Total                       9,102             $ 1,155,782,291                        100.00%
-------------------------------------------------------------------------------------------------------
     Note: numbers may not add up to total due to rounding

  Number of States Represented: 42






------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                  [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)




     Occupancy Type

                                                                                               % of Aggregate
                                                            Principal Balance               Principal Balance
                                          Number            Outstanding as of           Outstanding as of the
 Occupancy Type                          of Loans           the Cut-Off Date                     Cut-Off Date
--------------------------------------------------------------------------------------------------------------------
 Primary Residence                         9,102               $ 1,155,782,291                         100.00%
--------------------------------------------------------------------------------------------------------------------
 Total                                     9,102               $ 1,155,782,291                         100.00%
--------------------------------------------------------------------------------------------------------------------
 Note: numbers may not add up to total due to rounding




     Lien Position

                                                                                                % of Aggregate
                                                              Principal Balance              Principal Balance
                                           Number             Outstanding as of          Outstanding as of the
  Lien Position                           of Loans             the Cut-Off Date                   Cut-Off Date
---------------------------------------------------------------------------------------------------------------------
  First Lien                               8,216                 $  1,114,957,976                        96.47%
  Second Lien                                886                       40,824,315                         3.53
---------------------------------------------------------------------------------------------------------------------
  Total                                    9,102                 $  1,155,782,291                       100.00%
---------------------------------------------------------------------------------------------------------------------
  Note: numbers may not add up to total due to rounding







------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)


  Remaining Term to Stated Maturity

                                                                                                 % of Aggregate
                                                            Principal Balance                 Principal Balance
Remaining Term to                  Number                   Outstanding as of             Outstanding as of the
Stated Maturity (Months)          of Loans                  the Cut-Off Date                       Cut-Off Date
--------------------------------------------------------------------------------------------------------------------
  1 -  60                             12                     $       589,443                            0.05%
 61 - 120                            207                          13,315,888                            1.15
121 - 180                            672                          54,476,404                            4.71
181 - 240                          2,063                         200,183,694                           17.32
241 - 300                            771                          97,780,734                            8.46
301 - 360                          5,377                         789,436,129                           68.30
--------------------------------------------------------------------------------------------------------------------
Total                              9,102                     $ 1,155,782,291                          100.00%
--------------------------------------------------------------------------------------------------------------------

Note: numbers may not add up to total due to rounding

  Weighted Average Remaining Term:    301 months
  Minimum Remaining Term:              36 months
  Maximum Remaining Term:             342 months








------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-1                                [HSBC LOGO]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-1
$918,850,000 (approximate)



Year of Origination

                                                                                   % of Aggregate
                                                   Principal Balance            Principal Balance
                                    Number         Outstanding as of        Outstanding as of the
Year of Origination Date           of Loans         the Cut-Off Date                 Cut-Off Date
--------------------------------------------------------------------------------------------------------
          2003                        9,102         $  1,155,782,291                       100.00%
--------------------------------------------------------------------------------------------------------
         Total:                       9,102         $  1,155,782,291                       100.00%
--------------------------------------------------------------------------------------------------------




FICO Credit Scores(1)

                                                                              % of Aggregate
                                                Principal Balance          Principal Balance
                                   Number       Outstanding as of      Outstanding as of the
Range of FICO Credit Scores       of Loans       the Cut-Off Date               Cut-Off Date
---------------------------------------------------------------------------------------------------
Not Available                         49          $     6,778,111                       0.59%
501  -  540                          764               94,211,130                       8.15
541  -  580                        1,724              217,503,508                      18.82
581  -  620                        2,256              295,609,034                      25.58
621  -  660                        2,390              303,730,778                      26.28
661  -  700                        1,393              176,162,494                      15.24
701  -  804                          526               61,787,236                       5.35
---------------------------------------------------------------------------------------------------
Total                              9,102          $ 1,155,782,291                     100.00%
---------------------------------------------------------------------------------------------------


Note: numbers may not add up to total due to rounding

  Weighted Average FICO Credit Score: 616P(2)
  Minimum FICO Credit Score: 501(2)
  Maximum FICO Credit Score: 804


(1) The FICO Credit Scores presented represent the scores entered into the first borrower's field in HSBC Finance's or its subsidiary's electronic records at the time of application. These scores may be the higher or the lower of the FICO Credit Scores for co-borrowers of a home equity loan and may not be the score assigned to the primary obligor on the loan. HSBC Finance does not use FICO Credit Scores as a primary basis of its credit decision but evaluates credit-worthiness based upon a proprietary internal credit-scoring model.

(2) Weighted Average FICO Credit Score and Minimum FICO Credit Scores presented exclude loans without a FICO Credit Score.








------------------------------------------------------------------------------

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.